Riverbridge Growth Fund

Investor Class (Ticker Symbol: RIVRX)

Institutional Class (Ticker Symbol: RIVBX)

A series of Investment Managers Series Trust

Supplement dated January 3, 2023, to the Prospectus

and Statement of Additional Information (“SAI”), dated April 1, 2022.

Effective January 1, 2023 (the “Effective Date”), Mark A. Thompson and Rick D. Moulton, CFA, will no longer serve as portfolio managers to the Riverbridge Growth Fund (the “Fund”). Accordingly, all references in the Prospectus and SAI to Messrs. Thompson and Moulton are hereby deleted in their entirety. Ross Johnson, CFA, will continue to serve as portfolio manager of the Fund.

In addition, as of the Effective Date, Ross Johnson, CFA, will serve as Chief Investment Officer of Riverbridge Partners, LLC, the Fund’s investment advisor. Accordingly, the “Portfolio Managers” section beginning on page 10 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager

Ross Johnson, CFA, is the portfolio manager for the Fund, and is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Johnson serves as Chief Investment Officer of the Advisor and has been a member of the Riverbridge Investment Team since 2010. As Chief Investment Officer, Mr. Johnson is responsible for coordinating the efforts of the Investment Team and overall portfolio compliance with the firm’s investment disciplines. He is also a member of the Riverbridge Management Team. Prior to joining Riverbridge, Mr. Johnson was a manufacturing operations supervisor and a financial analyst at Boston Scientific, and an engineer at Rosemount Division of Emerson Process Management. Mr. Johnson earned his Bachelor of Science in Mechanical Engineering from the University of North Dakota and MBA from the University of St. Thomas Opus College of Business.

The SAI provides additional information about the portfolio manager’s method of compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

Please file this Supplement with your records.